Exhibit 99.20

Form No. 5

UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF MARYLAND
OFFICE OF UNITED STATES TRUSTEE

In re: Startec Global Operating Company
)	CHAPTER 11
)	Case No.01-25009 DK
)
Debtor(s))

MONTHLY OPERATING REPORT

For the Month Ending June 30, 2003

FINANCIAL BACKGROUND INFORMATION

1.                                       ACCOUNTING BASIS:                                 Cash               Accrual   X

2.                                       PREPARER:  State the name, address, telephone number and position of the person(s) who actually compiled the information contained in this report.

Prabhav Maniyar, 1151 Seven Locks Road, Potomac, MD  20854
(301) 610-4300

3.                                       EMPLOYEE INFORMATION:

Number of employees paid this period:	138
Current number of employees:	138
Gross monthly payroll:*
Officers, directors, and principals	173,431
Other employees	528,036
All post-petition payroll obligations including payroll taxes are current (Circle One)	YES ☒	NO ☐
Exceptions:

* Represents gross payroll processed and paid during the month ending June 30, 2003.  Actual expense incurred during period shown on Form 6.

4.                                       Have there been any CHANGES IN THE NATURE OF YOUR BUSINESS or STATUS OF OPERATIONS since the last reporting period?  Yes / No  If yes, explain:
No.

UNAUDITED
PRELIMINARY, TENTATIVE AND SUBJECT TO MATERIAL CHANGE

1

5.                                       Are all BUSINESS LICENSES or BONDS current?                                                                         YES

6.                                       PRE-PETITION ACCOUNTS RECEIVABLE:

A. Beginning Balance (previous month’s ending balance)	$4,361,569
B. Collected this Period	$—
C. Offsets/Credits and Reclass	$470,072
D. Ending Balance (1)	$4,831,641

7.                                       POST-PETITION ACCOUNTS RECEIVABLE:

A. Beginning Balance (previous month’s ending balance)	$14,826,187
B. Incurred this Period	$3,142,686
C. Collected this Period	$(2,535,972)
D. Intercompany billing	$—
E. Offsets / Credits / write off / Reclass	$(583,789)
F. Unbilled revenue adjustment	$(10,276)
G. Ending Balance(1)	$14,838,837

Ending Balance Aging (2):

0-30 Days:	$4,625,999
31-60 Days:	$2,269,553
Over 60 Days:	7,943,285

If there are any post-petition Accounts Receivable over 60 days, provide Schedule AR giving a listing of such accounts and explaining the delinquencies.   See Aging attached to Form 6.

(1) Does not include approximately $150 million in intercompany accounts receivable.  Since the petition date, the Company has collected approximately $13.0 million related to prepetition intercompany accounts receivable.

(2) See aging attached to Form 6

8.                                       POST-PETITION ACCOUNTS PAYABLE:

A. Beginning Balance (previous month’s ending balance)	$12,717,737
B. Incurred this Period	$3,117,359
C. Pay this Period	$(3,946,530)
D. Settlements	$—
E. Offsets/ Credits / Write off	$(1,740,670)
F. Ending Balance	$10,147,896

Ending Balance Aging:

0-30 Days:	$3,774,240
31-60 Days:	$215,914
Over 60 Days:	6,157,742

If there are any post-petition Accounts Payable over 30 days, provide Schedule AP giving a listing of such accounts and explaining the delinquencies. - See aging attached to Form 6.

9.                                       TAXES:  Are all taxes being paid to the proper taxing authorities when due?  NO (1)

On the attached IRS Form 6123 report all tax deposits made with any financial institution for federal employment taxes during the reporting period.  Be sure the form is complete and signed by an authorized employee of the receiving institution or taxing authority.  Also attach copies of the monthly sales tax statement, payroll tax statement, unemployment tax statement AND real estate tax statement with evidence of payment of these taxes.

(1) The debtor is currently negotiating with tax authorities on settlement of certain pre-petition taxes that it was authorized to pay. The debtor has paid all known post-petition taxes that became due and payable during the month ending June 30, 2003.

2

10.                                 BANK ACCOUNTS:   Have you changed banks or any other financial institution during this period?  NO

11.                                 Are all BOOKS AND RECORDS of the debtor(s) being maintained monthly and are all current?  YES

12.	INSURANCE:	Policy expiration dates:
	Auto and truck	10/1/2003 *
	Fire	10/1/2003 *
	D&O Insurance	10/28/2003 *
	Liability	10/1/2003 *
	Workers Comp.	10/1/2003 *

* - The insurance policies are held by Startec Global Communication Corporation, Case No. 01-25013 DK

13.                                 ACTIONS OF DEBTOR:  During the last month, did the Debtor:

(a)                                  Fail to defend or opposed any action seeking to dispossess the debtor from control or custody of any asset of the estate?  NO

If yes, explain:

OR  consent to relief from the automatic stay ( S362)?  NO

(b)                                 Maintain such stock, inventory, raw materials, insurance, employees and other resources as are necessary to preserve and maintain the going concern value of the assets of the debtor?  YES
If no, explain:

14.                                 TRANSFER OR SALE OF PROPERTY:  Did the Debtor or any person with control over any of Debtor’s assets transfer, convey or abandon any of Debtor’s assets to another party during the period of this report other than as set forth herein ( including sales by creditors)?   YES

If yes, explain:

Effective as of June 19, 2003, PCI Communications, Inc. sold substantially all of its assets to EC Communications, LLC and to Guam Cable Group, Inc.  In connection with this sale, Startec Global Operating sold certain of its assets to Guam Cable Group, Inc.  See attached Schedule A for explanation

If yes, a copy of court order authorizing the referenced action must be attached. Schedule B

Please discuss any pending motions to sell estate assets:

Type of Motion	Brief Description of Asset	Projected Income
Sale of Assets of Non-Debtor Subsidiary	Substantially all Assets		$0
		$

You may attach a copy of the notice of sale in lieu of completing the description.  Indicate if notice(s) attached.   NO

15.                                 PAYMENTS TO SECURED CREDITORS during Reporting Period:

Creditor	Frequency of Payments per Contract	Amount of Each Payment	Next Payment Due	Post-Petition Payments not Made: Numbers and Amounts
Allied Capital Corporation	Monthly		10/1/2002	$246,088
Allied Capital Corporation	Monthly		11/1/2002	$246,088
Allied Capital Corporation	Monthly		12/1/2002	$238,150
Allied Capital Corporation	Monthly		1/1/2003	$246,088
Allied Capital Corporation	Monthly		2/1/2003	$222,273
Allied Capital Corporation	Monthly		3/1/2003	$246,088
Allied Capital Corporation	Monthly		4/1/2003	$246,088
Allied Capital Corporation	Monthly		5/1/2003	$246,088
Allied Capital Corporation	Monthly		6/1/2003	$238,150

3

16.                                 PAYMENTS TO PROFESSIONAL (Attorneys, Accountants, Real Estate Agents, Auctioneers, Appraisers, etc.) during Reporting Period:

Professional	Service	Payment Made
SHULMAN ROGERS GANDAL PORDY & ECKER PA	Prof Svcs/General Bankruptcy/VSNL	$40,760
	PCI/ Key Employee Agreement,

Note:  If payments were made to any professional during the reporting period, a copy of the order authorizing payment must be attached.

17.                                 QUARTERLY U.S. TRUSTEE FEES  paid during Reporting Period: $0.00

Monthly Disbursements:
Month 1 (current quarter)	$4,241,316.40
Month 2 (current quarter)	$5,155,811.50
Month 3 (current quarter)	$4,638,313.07
Total	$14,035,440.97

18.                                 VERIFICATION

I declare under penalty of perjury that the information contained in this Monthly Operating Report (including schedules) is true and correct to the best of my knowledge, information and belief.

Dated:	July 31, 2003	DEBTOR IN POSSESSION
		By:	Prabhav Maniyar
		Name/Title:	Chief Financial Officer, Director and Secretary
		Address:	1151 Seven Locks Road
Potomac, MD 20854
		Telephone:	(301) 610-4300

REMINDER:  Attach copies of debtor in possession bank statements.

4

Form No. 6

UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF MARYLAND
OFFICE OF UNITED STATES TRUSTEE

In re: Startec Global Operating Company	)	CHAPTER 11
	)	Case No. 01-25009 DK
)
)

MONTHLY OPERATING REPORT
INCOME STATEMENT
(Business Debtor, Accrual Basis)
For the Month Ended June 30, 2003
(All figures refer to post-petition transactions)

	This Month	Year to Date
A. TOTAL SALES/INCOME	$2,568,761	$18,227,364
COST OF SALES:
Intercompany revenues	$(1,690,898)	$(9,172,550)
Purchased Services	$3,391,987	$21,759,362
B. SUBTOTAL Cost of Sales	$1,701,089	$12,586,813
C. GROSS PROFIT (A - B)	$867,672	$5,640,551
OPERATING EXPENSES:
Salaries and Payroll Taxes	$899,154	$6,045,483
Office expense	$30,743	$444,166
Education /Training	$829	$2,589
Professional Fees	$70,422	$184,108
Rent and Facilities Expense	$138,350	$849,577
Sales and Marketing	$241,439	$1,569,581
Travel	$18,991	$178,233
Other Operating Expenses incl. Year end adjustments	$1,846	$15,488
Billing Fees	$76,160	$516,203
Taxes/fees other than income taxes	$23,132	$124,671
Allocated to Affiliates	$(555,343)	$(3,525,418)
D. SUBTOTAL Operating Expenses	$945,723	$6,404,681
E. PROFIT/LOSS FROM OPERATION (C-D)	$(78,051)	$(764,130)
Other Income (Expenses)
Interest Expense	$(377,595)	$(2,294,128)
Interest Income	$46	$14,665
Other Non-Operating Income & Expense	$10,331	$18,609
Gain on Pre Petition Settlements	$—	$(73,756)
Gain / Loss on Foreign Currency Exchange	$1,147	$(451)
Depreciation and amortization	$(833,719)	$(5,148,753)
Write off of PCI Intercompany AR	$(9,478,159)	$(9,478,159)
Equity earnings in subs	$7,789	$7,789
F. SUBTOTAL Other Income (Expenses)	$(10,670,160)	$(16,954,185)
G. Income Tax Expense	—	—
H. NET INCOME (LOSS) (E+F)	$(10,748,211)	$(17,718,314)

NOTE:            Accrual basis reporters must attach Forms Nos. 8 and 9 (the Cash Reconciliation Reports) or a standard Statement of Sources and Uses of Cash to this Report.

UNAUDITED

PRELIMINARY, TENTATIVE AND SUBJECT TO MATERIAL CHANGE

Case Number 01-25009     Debtor: Startec Global Operating Company
SCHEDULE AR (Accounts Receivable)
As of June 30, 2003
(List Post-Petition Receivables Only)(1)

Debtor (Due From)	Total Due	Date Incurred	Past Due 31-60 Days	Past Due Over 60 Days
Retail	8,635,109	Daily	1,654,757	3,444,566
Commercial	6,203,728	Daily	614,796	4,498,719

Total	14,838,837		2,451,069	8,304,350

NOTE:             Accrual basis reporters must attach Forms Nos. 8 and 9 (the Cash Reconciliation Reports) or a standard Statement of Sources and Uses of Cash to this Report.

(1)              Due to voluminous nature of aging reports, accounts receivable aging information is presented in summary form.  Detailed agings are available upon request.

Case Number 01-25009     Debtor: Startec Global Operating Company
SCHEDULE AP (Accounts Payable)
As of June 30, 2003
(List Post-Petition Payables Only) (2)

Due To	Total Due	Date Incurred	Past Due 31-60 Days	Past Due Over 60 Days
Trade vendors (3)	$10,147,896	Daily	215,914	6,157,742

NOTE:             Accrual basis reporters must attach Forms Nos. 8 and 9 (the Cash Reconciliation Reports) or a standard Statement of Sources and Uses of Cash to this Report.

(2)              Due to voluminous nature of aging reports, accounts payable aging information is presented in summary form.  Detailed agings are available upon request.

(3)              Trade vendor balances are stated gross of prepayments and offsets included in current assets on the balance sheet.

Form No. 8

UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF MARYLAND
OFFICE OF UNITED STATES TRUSTEE

In re: Startec Global Operating Company	)	CHAPTER 11
	)	Case No.	01-25009 DK
)
Debtors (s))

CASH RECONCILIATION REPORT
Operating Account
(Business Debtor, Accrual Basis)

For the Month Ending June 30, 2003
(All figures refer to post-petition transactions)

	Operating Account	Totals
A. Beginning Cash Balance from Balance Sheet		$(393,806)
B. Net Income for month		$(10,748,211)
Expenses not requiring cash:
Depreciation	$833,719
Debt Settlement (Gain) or Loss	$—
C. SUBTOTAL Expenses Not Requiring Cash		$833,719
D. Total Cash from Operations (A+B+C)		$(10,308,298)
Other Sources/Uses of Cash:
Decrease (Incr) - Accounts Receivable	(360,926)
Decrease (Incr) - Receivables from employees and affiliates	9,905,907
Decrease (Incr) - Other receivables	(1,234)
Decrease (Incr) Prepayments/Deposits	2,160,570
Decrease (Incr) - Equipment	(7,437)
Increase (Decr) - Accounts Payable	(2,844,124)
Increase (Decr) - Accrued Expenses	211,353
Increase (Decr) - DIP financing	—
Increase (Decr) - Accrued Interest/ DIP financing	509,624
E. Subtotal Other Sources/Uses of Cash		$9,573,732
F. Ending Cash Balance (D+E)		$(734,567)
Ending Balance per Bank Statement:
SunTrust		124,670
SunTrust		362,468
Merrill Lynch		48,144
Huntington Lockbox account		124,945
Chevy Chase operating		25,258
Chevy Chase payroll		—
Chevy Chase Employee Insurance account		—
Chevy Chase restricted investment
Cash on Hand		19,000
State Bank of India		180,000
Total Ending Balance per Bank Statement	$884,485
Less Outstanding Checks:
SunTrust		1,537,078
First Union		87,154
Huntington Lockbox account		—
Chevy Chase payroll		7,985
Chevy Chase Employee Insurance account		3,474
First Union		11,663
Total Outstanding Checks	$1,647,354
Add: Deposits in Transit:
Merrill Lynch
Chevy Chase account		—
SunTrust		28,302
Total Deposits in Transit	$28,302
G. RECONCILIED BANK BALANCE		$(734,567)

Ending Cash Balance (F) and Reconcilied Bank Balance (G) Should be Equal.

Attach Bank Statements.

UNAUDITED

PRELIMINARY, TENTATIVE AND SUBJECT TO MATERIAL CHANGE

Form No. 9

UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF MARYLAND
OFFICE OF UNITED STATES TRUSTEE

In re: Startec Global Operating Company	)	CHAPTER 11
	)	Case No.	01-25009 DK
)
Debtors (s))

CASH RECONCILIATION REPORT
Payroll and Tax Accounts
(Business Debtor, Accrual Basis)

For the Month Ending June 30, 2003
(All figures refer to post-petition transactions)

	Payroll Account		Tax Account
A. Beginning Cash Balance from Balance Sheet		$2,766.20	$
B. Cash Receipts	$		$
C. Transfers from Operating Accounts		$691,611	$
D. Other:	$		$
E. Other:	$		$
F. TOTAL CASH RECEIPTS (A+B+C+D+E)		$694,377		$—
G. Cash Available
Cash Disbursements:
Net Payroll Paid		$(691,783)	$
Bank Service Charges		$—	$
Other: Payroll check wired from incorrect acct	$		$
H. SUBTOTAL Disbursements		$(691,783)	$
I. Ending Cash Balance (F+G-H)		$2,595		$—
Ending Balance per Bank Statement		$10,579	$
Less Outstanding Checks		$(7,984)
Add Deposits in Transit		$—
J. RECONCILIED BANK BALANCE		$2,595		$—

Ending Cash Balance (I) and Reconcilied Bank Balance (J) Should be Equal.

Attach Bank Statements.

UNAUDITED

PRELIMINARY, TENTATIVE AND SUBJECT TO MATERIAL CHANGE

Form No. 10

UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF MARYLAND
OFFICE OF UNITED STATES TRUSTEE

In re: Startec Global Operating Company	)	CHAPTER 11
	)	Case No.01-25009 DK
)
)

BALANCE SHEET

As of June 30, 2003

	Asset	Total
Current Assets:
Cash	$(734,566)
Pre-Petition Acct. Receivables	$4,831,641
Post-Petition Acct. Receivables	$14,838,837
Allowance for Doubtful Accounts	$(7,391,008)
Receivables from Officers, Employees, Affiliates (6) (7)	$139,326,907
Other Current Assets:
Deposits	$1,464,560
Prepaids	$2,955,159
Other Accounts Receivable	$940,476

A. SUBTOTAL Current Assets		$156,232,005
Fixed Assets:
Equipment, Furniture & Fixtures (8)	$53,328,836
Less: Accumulated Depreciation	$(16,670,283)
B. SUBTOTAL Fixed Assets		$36,658,553
Other Assets: (Identify)
Licenses and other intangibles	$25,604
Restricted securities	$—

C. SUBTOTAL Other Assets		$25,604
D. TOTAL ASSETS (A+B+C) (1)		$192,916,162

	Liability	Total
Post-Petition Liabilities:
Accounts Payable	$10,040,076
Accrued expenses	$6,273,117
DIP Financing	$27,412,865
E. SUBTOTAL Post-Petition Liabilities		$43,726,058
Pre-Petition Liabilities:
Priority Claims (3)
Secured Debts (2), (4)	$13,802,431
Unsecured Liabilities	$43,770,180
F. SUBTOTAL Pre-Petition Liabilities		$57,572,611
Stockholders’ Equity (Deficit):
Common Stock	$—
Unearned Compensation	$4,225
Accumulated Other Comprehensive Loss	$(115,477)
Additional Paid-in Capital	$239,080,857
Retained Earnings (deficit):
Pre-Petition	$(100,085,100)
Post-Petition (8)	$(47,267,011)
G. SUBTOTAL Stockholders’ Equity (5)		$91,617,493
H. TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY (E+F+G)		$192,916,162

UNAUDITED

PRELIMINARY, TENTATIVE AND SUBJECT TO MATERIAL CHANGE

(1)   Represents the carrying value of assets.  Does not include any adjustments to reflect current market value or any adjustments associated with our audits for the years ending December 31, 2001 and December 31, 2002 , which have not been completed. The debtor may make further adjustments pertaining to years ending December 31, 2001 and December 31, 2002, such adjustments may result in additional charges not reflected above.

(2)  Pre-Petition, the debtor pledged as collateral all of its assets to secure a debt owed by the debtor’s parent company to NTFC Capital Corporation.  The balance of this obligation (including unpaid interest) was approximately $43.2 million as of June 30, 2003. Pursuant to G.A.A.P. debtor continues to accrue interest on its secured debts.

(3)  In the debtor’s Schedule of Assets and Liabilities, the debtor acknowledged the existence of priority claims, however the amount is unknown as of June 30, 2003.

(4)  Startec Global Operating Company and Startec Global Licensing Company are jointly indebted to Allied for $20.0 million in principal amount (the “Allied Facility”).  A portion of the Allied Facility equal to $10 million is jointly secured by the accounts receivable of Startec Operating and Startec Licensing (subordinate to NTFC’s lien thereon), and the remaining $10 million is unsecured.  For bookkeeping purposes, the debt is divided evenly between the co-debtors.

(5)  Includes prior period adjustments that were the result of the Company’s ordinary year-end close procedures.   The Company will restate its Monthly Operating Report for the months ending December 31, 2001 and December 31, 2002 after the audits for the years ending December 31, 2001 and December 31, 2002 have been completed.

(6)   In November 2002, the debtor was advanced an additional $1.9 million under the DIP financing to purchase a loan made to its affiliate, Vancouver Telephone Company from Coast Business Credit.

(7)  Effective June 2003, PCI Communications, Inc., a wholly owned subsidiary of Startec Global Communication Corporation, sold substantially all of its assets to EC Communications, LLC in exchange for the assumption of certain liabilities and cash. In connection with this sale, Startec Global Operating sold certain of its cable rights for a 50% stock ownership in a newly created Guam Cable Group, Inc.(GCG), an affiliate company of EC Communications, LLC.  The effect of the transaction on the company’s financial statements has been recorded pursuant to FAS 144 and the stock ownership in (GCG) is classified as an investment with nominal value. Addtionlly, the company, as part of this sale, agreed to write off intercompany balances.  Addtionlly See attached schedule A & B for transaction details.

(8)  Includes a “Loss on a Impairment” pursuant to FAS 121 & FAS 144, in connection with its year end closing process, of approximately $7.8 million relating to certain of its cable assets.  These adjustments were the result of the Company’s ordinary year-end close procedures.   The Company will restate its Monthly Operating Report for the post petition period ending December 31, 2002 after the audit for the year ending December 31, 2002 has been completed.

Form No. 12

UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF MARYLAND
OFFICE OF UNITED STATES TRUSTEE

In re:	Startec Global Operating Company	)	CHAPTER 11
		)	Case No.01-25009 DK
)
)

Cash Disbursements Summary Report

For the Month Ending June 30, 2003

Total Disbursements from Operating Account (Note 1)	$(3,946,530.49)
Total Disbursements from Self Funded Medical Insurance Account	$—
Total Disbursements from Payroll Account (Note 2)	$(691,782.58)
Total Disbursements from Tax Escrow Account (Note 3)
Total Disbursements from other Account (Note 4)	$—
Grand Total Disbursements from all Accounts	$(4,638,313.07)

NOTE 1 - Include in this amount all checks written, wire transfers made from, or any other withdrawal from the general operating account.  Exclude only transfers to the debtor in possession payroll account, the debtor in possession tax escrow account or other debtor in possession account where the disbursement will be listed on this report.

NOTE 2 - Include in this amount all checks written, wire transfers made from, or any other withdrawal from the payroll account.  Exclude only transfers to the debtor in possession operating account, the debtor in possession tax escrow account or other debtor in possession account where the disbursement will be listed on this report.

NOTE 3 - Include in this amount all checks written, wire transfers made from, or any other withdrawal from the tax escrow account.  Exclude only transfers to the debtor in possession operating account, the debtor in possession payroll account or other debtor in possession account where the disbursement will be listed on this report.

NOTE 4 - Include in this amount any other disbursements made by the debtor including (but not limited to) cash paid from a petty cash fund or cash register, amounts paid from any other debtor in possession account, and amounts paid from the accounts of others on the debtor’s behalf (for example, disbursements made from a law firm’s escrow account as a result of a sale of property.)

UNAUDITED

PRELIMINARY, TENTATIVE AND SUBJECT TO MATERIAL CHANGE